THE ALGER INSTITUTIONAL FUNDS

                    SUPPLEMENT DATED OCTOBER 23, 2006 TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2006
                             AS SUPPLEMENTED TO DATE

         The following updates the information in the Statement of Additional Information regarding the Trust's portfolio managers.

         (1) The following information is added to the table under "Other Accounts Managed by Portfolio Managers" on page 23:

Fauzia Rashid                       ---              ---               ---
Christopher R. Walsh                ---              ---               ---

         (2) The following information is added to the table under "Securities Owned by Portfolio Managers" on page 23:

Fauzia Rashid              Alger Green Institutional Fund              A
Christopher R. Walsh       Alger Green Institutional Fund              A




                                                                     ISAI 102306